Exhibit 10.2

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND (III) IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO AN INVESTOR RIGHTS AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG JONES SODA CO. (THE “COMPANY”), CERTAIN SHAREHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “RIGHTS AGREEMENT”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH RIGHTS AGREEMENT.

Original Issue Date: July 11, 2019

For value received, Jones Soda Co., a Washington corporation (the “Company”), hereby certifies that Heavenly RX Ltd., a British Columbia corporation, or its registered assigns (the “Holder”) is entitled to purchase from the Company 15,000,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share of $0.78 (subject to adjustment as provided herein, the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of the Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), between the Company and the Holder.

1.                   Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in either Toronto, Canada or Seattle, Washington are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, no par value per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Excluded Securities” has the meaning set forth in the Rights Agreement.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the Warrant is exercised in accordance with Section 3.

“Exercise Agreement” has the meaning set forth in Section 3(a).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Holder” has the meaning set forth in the preamble.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means July 11, 2019

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, governmental entity, or other entity.

“Purchase Agreement” has the meaning set forth in the preamble.

“Rights Agreement” has the meaning set forth in the preamble.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2.                  Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Seattle, Washington time, on July 11, 2020, or if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), (a) the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein) in accordance with Section 3(a) or (b) this Warrant shall automatically be exercised in accordance with Section  3(b).

3.                  Exercise of Warrant.

(a)                 Exercise by Holder. This Warrant may be exercised by the Holder from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares. In the event of such voluntary exercise, the Holder shall (A) surrender this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and (B) pay to the Company of the Aggregate Exercise Price in accordance with Section 3(c).

(b)                Automatic Exercise. This Warrant shall be automatically exercised on any Business Day during the Exercise Period in which the conditions set forth in this Section 3(b) are satisfied. In the event of such automatic exercise, the Holder shall (A) be deemed to have (i) exercised this Warrant (such that the Warrant shall be deemed to have been automatically amended such that it shall only be exercisable for the remainder of the Warrant that was not subject to automatic exercise and the Holder shall be issued a new Warrant pursuant to Section 3(f) below reflecting such amendment) and (ii) completed the Exercise Agreement as to that portion of the Warrant for which it has been automatically exercised; and (B) pay to the Company of the Aggregate Exercise Price in accordance with this Section 3(b) and Section 3(c).

(i)                  If the Company’s closing share price as reported on the OTCQB Marketplace, or its then primary trading market, is equal to or greater than $1.78 for at least five (5) consecutive trading days, this Warrant shall be automatically exercised with respect to 25% of the total number of Warrant Shares, with funds payable to the Company within ten (10) Business Days of the Company’s notice to the Holder of such automatic exercise;

(ii)                If the Company’s closing share price as reported on the OTCQB Marketplace, or its then primary trading market, is equal to or greater than $2.12 for at least five (5) consecutive trading days, this Warrant shall be automatically exercised with respect to 25% of the total number of Warrant Shares (including any Warrant Shares automatically exercised pursuant to Section 3(b)(i)), with funds payable to the Company within ten (10) Business Days of the Company’s notice to the Holder of such automatic exercise;

(iii)              If the Company’s closing share price as reported on the OTCQB Marketplace, or its then primary trading market, is equal to or greater than $2.36 for at least five (5) consecutive trading days, this Warrant shall be automatically exercised with respect to 25% of the total number of Warrant Shares (including any Warrant Shares automatically exercised pursuant to Section 3(b)(i) or 3(b)(ii)), with funds payable to the Company within ten (10) Business Days of the Company’s notice to the Holder of such automatic exercise; and

(iv)               If the Company’s closing share price as reported on the OTCQB Marketplace, or its then primary trading market, is equal to or greater than $2.60 for at least five (5) consecutive trading days, this Warrant shall be automatically exercised with respect to the remaining number of Warrant Shares, with funds payable to the Company within ten (10) Business Days of the Company’s notice to the Holder of such automatic exercise.

If an automatic exercise of the Warrant is triggered pursuant to this Section 3(b) and the Holder fails to pay the Aggregate Exercise Price as required under this Section 3(b), this Warrant shall terminate in its entirety with respect to the Warrant Shares not yet issued pursuant to this Warrant. Notwithstanding anything to the contrary in this Warrant, the parties acknowledge and agree that the termination of this Warrant shall constitute the sole and exclusive remedy of the Company with respect to the failure of the Holder to pay the Aggregate Exercise Price in the event of an automatic exercise. If the Company (A) subdivides (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares or (B) combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the applicable trading price of the Common Stock for purposes of this Section 3(b) shall be proportionately adjusted.

(c)                 Payment of the Aggregate Exercise Price. Upon exercise of the Warrant pursuant to Section 3(a) or 3(b), payment of the Aggregate Exercise Price shall be made by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(d)                Delivery of Shares via Book Entry. Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) or 3(b) hereof, as applicable), the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, deliver to the Holder the Warrant Shares issuable upon such exercise via book entry with the Company’s transfer agent. The Warrant Shares so delivered shall be registered in the name of the Holder or, subject to compliance with Section 7 below, such other Person's name as shall be designated in the Exercise Agreement. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(e)                 No Fractional Shares. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round up and deliver a whole Warrant Share to the Holder.

(f)                  Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the Warrant Shares being issued via book entry with the Company’s transfer agent in accordance with Section 3(d) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(g)                Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this warrant, the Company hereby represents, covenants and agrees:

(i)                  This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii)                All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens and charges.

(iii)              The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange or trading market upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv)               The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange or trading market upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

(v)                The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

4.                  Adjustment to Exercise Price and Number of Warrant Shares. In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).

(a)                 Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

(b)                Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Warrant.

(c)                 Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(c) shall increase the Exercise Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4.

(d)                Certificate as to Adjustment.

(i)                  As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than two Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)                As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(e)                 Notices. In the event:

(i)                  that the Company takes a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(ii)                of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

(iii)              of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

5.                  Purchase Rights. In addition to any adjustments pursuant to Section 4 above, if at any time the Company grants, issues or sells any shares of Common Stock, Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. Anything herein to the contrary notwithstanding, the Holder shall not be entitled to the Purchase Rights granted herein with respect to the issuance of any Excluded Securities.

6.                  Investor Rights Agreement. This Warrant and all Warrant Shares issuable upon exercise of this Warrant are and shall become subject to, and have the benefit of, the Rights Agreement.

7.                  Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of the Rights Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder to any Affiliate (as defined in the Purchase Agreement) of Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B. Upon such compliance, surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

8.                  Holder Not Deemed a Shareholder; Limitations on Liability. Except as otherwise explicitly provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

9.                  Replacement on Loss; Division and Combination.

(a)                 Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b)                Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant and the Rights Agreement as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant and the Rights Agreement as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

10.              No Impairment. The Company shall not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

11.              Compliance with the Securities Act.

(a)                 Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.”

(b)                Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i)                  The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii)                The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii)              The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

12.              Notices. All notices, requests, consents, claims, demands, waivers and other communications under this Warrant shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Any communication to the Holder or the Company shall be sent in accordance with the contact information set forth below (or at such other contact information as specified in a notice to the given in accordance with this Section 12).

If to the Company:

Jones Soda Co.

66 S Hanford St., Suite 150

Seattle, WA 98134

Facsimile: (206) 624-6857

E-mail: finance@jonessoda.com

Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Summit Law Group, PLLC

315 Fifth Avenue S., Suite 1000

Seattle, WA 98104

Facsimile: (206) 676-7001
E-Mail: andys@summitlaw.com and laurab@summitlaw.com
Attention: Andy Shawber and Laura Bertin

If to Holder:	Heavenly RX Ltd. Address: 1112 North Flagler Dr. Fort Lauderdale, FL 33304 E-mail: mbeedles@heavenlyrx.com Attention: Mike Beedles/Steve Avalon with a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

TD Canada Trust Tower

Brookfield Place

161 Bay Street, Suite 4310

Toronto, ON, Canada M5J 2S1

Email: Raymer.richard@dorsey.com; van.horn.jonathan@dorsey.com

Attention: Richard Raymer; Jonathan A. Van Horn

13.              Entire Agreement. This Warrant, the Rights Agreement, the Purchase Agreement, the other documents and agreements delivered pursuant to the Purchase Agreement, and the Mutual Nondisclosure Agreement, dated as of April 22, 2019, between the parent company of the Holder and the Company, constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter, including the Term Sheet for Common Stock Financing of Jones Soda Co., dated as of June 7, 2019.

14.              Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

15.              No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

16.              Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

17.              Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.              Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

19.                Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)                 Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

(b)                Submission to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF WASHINGTON IN EACH CASE LOCATED IN THE CITY OF SEATTLE AND COUNTY OF KING, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)                 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS WARRANT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19(C).

20.              Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

21.                No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[signature page follows]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

JONES SODA CO.
By: _/s/ Jennifer Cue____________________ Name: Jennifer Cue Title: President and Chief Executive Officer

Accepted and agreed,
HEAVENLY RX LTD.
By:_/s/ Bradley Morris_______________ Name: Bradley Morris Title: Director

[Warrant of Jones Soda Co.]

Exhibit A

Form of Exercise Agreement

To Jones Soda Co. (Attention: Chief Executive Officer):

The undersigned registered Holder of the enclosed Warrant of Jones Soda Co. (Original Issue Date: July 11, 2019) (the “Warrant”) hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock, and herewith makes payment of $__________ therefor, and requests that such shares of Common Stock be issued via book entry with the Company’s transfer agent in the name of, and delivered to ____________________, whose address is ______________________________.

Dated: ____________________

HOLDER:

[NAME OF HOLDER]

By: ____________________

Name: __________________

Title: ___________________

(Signature must conform in all respects to name of Holder as specified on the face of Warrant)

__________________________________

(Street Address)

__________________________________

(City)                     (State)                 (Zip Code)

Exhibit B

Form of Assignment

To Jones Soda Co. (Attention: Chief Executive Officer):

For value received, the undersigned registered Holder (the “Transferor”) of the Warrant of Jones Soda Co. (Original Issue Date: July 11, 2019) (the “Warrant”) hereby sells, assigns and transfers unto ____________________ (the “Transferee”) the rights represented by such Warrant to purchase __________ shares of Common Stock of Jones Soda Co. (the “Company”) to which and such Warrant relates, and appoints ____________________ as its attorney-in-fact to make such transfer on the books of the Company maintained for such purpose, with full power of substitution in the premises. The Transferee consents to, and, to the extent applicable, agrees to be bound by, the provisions of this Warrant.

Dated: ____________________

TRANSFEROR:

By: ____________________

Name: __________________

Title: ___________________

(Signature must conform in all respects to name of Holder as specified on the face of Warrant)

________________________________________

(Street Address)

________________________________________

(City)                     (State)                     (Zip Code)

TRANSFEEE:

(Signature must conform in all respects to name of Holder as specified on the face of Warrant)

(Street Address)

(City)                     (State)                     (Zip Code)